UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 13, 2006

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

201 North Broadway

Greensburg, Indiana 47240

(Address of principal executive offices)

(812) 663-0157

(Registrant’s Telephone Number,
Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry Into a Material Definitive Agreement.

MainSource Financial Group, Inc. (the “Company”), established a new Delaware statutory trust subsidiary, MainSource Statutory Trust IV, which completed the sale of $11,000,000 of trust preferred securities on October 13, 2006. MainSource Statutory Trust IV issued the trust preferred securities at an annual rate of interest, reset quarterly, equal to the three-month LIBOR rate plus 1.63 percent. The trust preferred securities mature in 30 years and may be called without a penalty on or after December 15, 2011. MainSource Statutory Trust IV simultaneously issued 341 shares of the trust’s common securities to the Company for a purchase price of $341,000, which, together with the trust preferred securities, constitutes all of the issued and outstanding securities of the trust. MainSource Statutory Trust IV used the proceeds from the sale of the trust preferred securities to purchase the Company’s unsecured junior subordinated debt securities due December 15, 2036 (the “Debenture”). The net proceeds from the offering will be used by the Company to repurchase the Company’s common stock and for general corporate purposes. The Amended and Restated Declaration of Trust of MainSource Statutory Trust IV is attached hereto as Exhibit 10.1.

The Debenture was issued pursuant to an Indenture between the Company, as issuer, and Wells Fargo Bank, National Association, as trustee, dated October 13, 2006 (the “Indenture”), a copy of which is attached hereto as Exhibit 10.2. The interest payments by the Company will be used by the trust to pay the quarterly distributions to the holders of the trust preferred securities. The Indenture permits the Company to redeem the Debenture after December 15, 2011.

The terms of the trust preferred securities are governed by the Amended and Restated Declaration of Trust of MainSource Statutory Trust IV, dated October 13, 2006, between the Company as sponsor, Wells Fargo Bank, National Association, as institutional trustee, Wells Fargo Delaware Trust Company, as Delaware trustee, and the Administrators named therein.

Pursuant to a Guarantee Agreement dated October 13, 2006, between the Company and Wells Fargo Bank, National Association, the Company has guaranteed the payment of distributions and payments on liquidation or redemption of the trust preferred securities. The obligations of the Company under the Guarantee Agreement, a copy of which is attached hereto as Exhibit 10.3, are unsecured and subordinate to all of the Company’s senior debt.

Item 2.03                Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is included in Item 1.01 above and incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1

Form of Amended and Restated Declaration of Trust of MainSource Statutory Trust IV, among MainSource Financial Group, Inc. as sponsor, Wells Fargo Delaware Trust Company as Delaware trustee and Wells Fargo Bank, National Association, as institutional trustee

10.2	Form of Indenture between MainSource Financial Group, Inc. and Wells Fargo Bank, National Association, as trustee

10.3	Form of Guarantee Agreement between MainSource Financial Group, Inc., as guarantor, and Wells Fargo Bank, National Association, as guarantee trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 17, 2006	MAINSOURCE FINANCIAL GROUP, INC.

/s/ James L. Saner, Sr.
James L. Saner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Form of Amended and Restated Declaration of Trust of MainSource Statutory Trust IV, among MainSource Financial Group, Inc. as sponsor, Wells Fargo Delaware Trust Company as Delaware trustee and Wells Fargo Bank, National Association, as institutional trustee

10.2	Form of Indenture between MainSource Financial Group, Inc. and Wells Fargo Bank, National Association, as trustee

10.3	Form of Guarantee Agreement between MainSource Financial Group, Inc., as guarantor, and Wells Fargo Bank, National Association, as guarantee trustee